Exhibit 10(c)

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Chief Executive Officer and Principal Financial Officer of Torrey U.S. Strategy Partners, LLC (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.


Date: December 4, 2003                               /s/ James A. Torrey
                                                   ----------------------
                                                       James A. Torrey
                                                   Chief Executive Officer


                                                    /s/ Jeffrey D. Clark
                                                   -----------------------
                                                       Jeffrey D. Clark
                                                 Principal Financial Officer